Exhibit 99.1

Execution copy

CREDIT AGREEMENT

This CREDIT AGREEMENT (this "Agreement") is dated as of August 25, 2015 and is by and between MUFG UNION BANK, N.A. (the "Borrower"), a national banking association, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., a Japanese banking corporation (the “Lender” or “Parent”).

The Borrower desires the Lender to lend certain sums to the Borrower and the Lender agrees to extend credit to the Borrower, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the Borrower and the Lender hereby agree as follows:

Section 1.    Definitions and Interpretation.

As used herein, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

"Agreement Date" shall mean the date first set above, such date being the date on which this Agreement was executed and delivered by the parties hereto.

"Anti-Corruption Laws" mean all laws, rules and regulations of any jurisdiction concerning or relating to bribery or corruption, including, but not limited to, the Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.).
“Anti-Terrorism Laws” shall mean any United States or other laws relating to economic or trade sanctions, terrorism or money laundering, including the U.S. Executive Order No. 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten To Commit, or Support Terrorism, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) and the Applicable Laws administered by Office of Foreign Assets Control of the United States Department of the Treasury, the Trading with the Enemy Act (12 U.S.C. §95), and the International Emergency Economic Powers Act (50 U.S.C. §1701-1707), and including laws, regulations, executive orders or sanctions relating to restrictive measures against the Republic of Iran.

"Applicable Law" shall mean anything in Section 15 to the contrary notwithstanding, (i) all applicable common law and principles of equity and (ii) all applicable provisions of all (A) constitutions, statutes, rules, regulations and orders of governmental bodies, (B) Governmental Approvals and (C) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

"Business Day" shall mean any day except a day which is a Saturday or a Sunday or on which commercial banks are not required or authorized to remain open for the regular transaction of commercial business in the City of New York; provided, that, with respect to the calculation of applicable LIBOR rate of interest, the term “Business Day” shall mean any day which is not a Saturday or a Sunday and on which dealings in Dollar deposits are carried on in the London interbank market and commercial banks are open for domestic and international business in London.

"Credit Agreement Related Claim" shall mean any claim (whether sounding in tort, contract or otherwise) in any way related to, arising out of, or connected with, this Agreement, the Term Loan Note or the relationship established hereunder or thereunder, whether such claim arises or is asserted before or after the Agreement Date or before or after the Term Loan Maturity Date.

"Default" shall mean any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

"Disbursement Date" shall have the meaning provided for in Section 2.

"Dollars" and the sign "$" shall each refer to the lawful currency of the United States of America.

“Environmental Laws” shall mean as of any date the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Federal Water Pollution Act, the Toxic Substances Control Act, and the Occupational Safety and Health Act, as such laws have been amended or supplemented, and any Federal, state, or local statute, ordinance, rule or regulation in effect.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Event of Default" shall mean if the Borrower shall consent to, or a court or governmental agency or authority shall enter a decree or order for, the appointment of a receiver or other similar official (other than a conservator) in any liquidation, insolvency or similar proceeding with respect to the Borrower or all or substantially all of its property.

"Governmental Approval" shall mean any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, a governmental unit.

"Indebtedness" of any Person shall mean (i) all obligations of such Person for borrowed money or for the deferred purchase price of property or services, (ii) any obligation of another Person which is guaranteed by such Person or, with respect to which, such Person is liable, contingently or otherwise, (iii) the rental obligations of such Person under any leases which would not be classified as "operating leases" in accordance with generally accepted accounting principles commonly used in the United States of America, (iv) all obligations of such Person to purchase securities or other property that arise out of or in connection with the sale of the same or substantially similar securities or property, (v) all non‑contingent obligations of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or similar instrument to the extent that such reimbursement obligations remain outstanding after they become non‑contingent, (vi) all obligations of such Person with respect to interest rate and currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency, and (vii) any of the foregoing obligations secured by a Lien on any asset of such Person.

"Interest Payment Date" shall mean the date on which interest shall be due and payable for any given Interest Period, and such shall occur on the final day of an Interest Period.

"Interest Period" shall mean a period commencing (i) in the case of the first Interest Period, on the Disbursement Date, and ending on October 1, 2015 and (ii) in the case of each subsequent, successive Interest Period through the Term Loan Maturity Date, on the last day of the immediately preceding Interest Period, and ending on the first day of the month which comes one month thereafter (for the sake of clarity, the first day of each month); provided, that, the last Interest Period hereunder shall end on the Term Loan Maturity Date. Unless otherwise specified in this Agreement, whenever any Interest Period ends on a day that is not a Business Day, the last day of such Interest Period shall be the immediately succeeding Business Day; provided, that, if such immediately succeeding Business Day shall fall in the next calendar month, then the last day of such Interest Period shall be the immediately preceding Business Day.

“LIBOR” shall mean, for any applicable interest period, the London interbank offered rate (rounded upward to the nearest 1/16th of 1%) as administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) for deposits in immediately available funds in United States Dollars for a Period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute Reuters page or screen that displays such rate, or on the appropriate page or screen of such other comparable information service that publishes such rate from time to time as selected by the Lender in its discretion) (in each case, the “Screen Rate”) at approximately 11:00 A.M. (London time) two

Business Days before the first day of such Interest Period, provided, that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

"Lien" shall mean with respect to any property or asset (or any income or profits derived therefrom) of any Person, any mortgage, lien, pledge, attachment, levy, charge or other security interest or encumbrance of any kind upon or in respect of such property or asset (or upon or in respect of any income or profits therefrom), in each case, whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise. For this purpose, a Person shall be deemed to own subject to a "Lien" any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such property or asset.

"Lender's Office" shall mean The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1251 Avenue of the Americas, 15th Floor, New York, New York 10020-1104.

"Materially Adverse Effect" shall mean, (i) with respect to any Person, any materially adverse effect on such Person's assets, liabilities, financial condition, results of operations or business prospects, (ii) with respect to any contract, agreement or other obligation (other than this Agreement or the Term Loan Note), any materially adverse effect, as to any party thereto, upon the binding nature thereof or the validity or enforceability thereof, and (iii) with respect to this Agreement and the Term Loan Note, any adverse effect, WHETHER OR NOT MATERIAL, on the binding nature, term, validity or enforceability hereof.

"Maximum Permissible Rate" shall mean, with respect to interest payable on any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in (i) civil or criminal penalties being imposed on the Lender or (ii) the Lender's being unable to enforce payment of (or, if collected, retain) all or any part of such amount or the interest payable thereon.

"Person" shall mean any individual, sole proprietorship, corporation, partnership, trust, unincorporated association, mutual company, joint stock company, trade association or other business organization.

"Post‑Default Rate" shall mean a rate of interest per annum equal to the greater of (i) the Prime Rate as in effect from time to time plus two percent (2%) and (ii) Term Loan Interest Rate as of any such date plus two percent (2%).

"Prime Rate" shall mean the rate of interest per annum designated by the Lender from time to time as its prime rate in the United States, with such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest or best rate of interest offered by the Lender at any given time to any class of borrowers. Any change in the Prime Rate shall result in an immediate corresponding change in any rate of interest based on the Prime Rate.

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” shall mean, at any time, (i) any person listed in any Sanctions-related list of designated persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (ii) any person operating, organized or resident in a Sanctioned Country or (iii) any person controlled by any person described under clause (i) or (ii) above.

"Subsidiary" shall mean, with respect to any Person, any other Person (i) the securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (ii) the other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first Person, or by one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

"Tax" shall mean any Federal, State or foreign tax, assessment or other governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

"Term Loan" shall have the meaning provided for in Section 2.

“Term Loan Interest Rate” shall have the meaning set forth in Section 4.

"Term Loan Maturity Date" shall mean January 2, 2018.

"Term Loan Note" shall mean the Term Loan Promissory Note provided for in Section 3 hereof and in the form attached hereto as Exhibit A, duly executed and delivered by the Borrower.

Section 2.    Principal Amount and Terms of the Credit.

The Lender agrees to extend to the Borrower, subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth in Section 10, a term loan in the principal amount of One Billion United States Dollars (U.S.$1,000,000,000.00) (the "Term Loan"), in a single disbursement on August 28, 2015 (the “Disbursement Date”).

    Section 3.    Term Loan Note.

The Borrower shall execute and deliver to the Lender a Term Loan Promissory Note B dated the date hereof and substantially in the form of Exhibit A hereto (the "Term Loan Note").

Section 4.    Interest.

(a)    Rates of Interest. Unless an Event of Default is continuing, the Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the applicable LIBOR rate plus 0.85% during each Interest Period (“Term Loan Interest Rate”). If any part of the Term Loan or any other amount due and payable hereunder is not paid when due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise), such unpaid amount shall bear, to the maximum extent permitted by Applicable Law, interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post‑Default Rate. Interest shall be computed on the basis of a year of three hundred sixty (360) days and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first (1st) day thereof to but excluding the last day thereof. Nothing contained in this Agreement or in the Term Loan Note shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate.

(b)    Payment. Accrued interest shall be due and payable (i) on each Interest Payment Date and (ii) when the outstanding balance of the Term Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise). Interest at the Post‑Default Rate shall be payable on demand.

Section 5.    Repayment. The entire principal amount of the Term Loan then outstanding shall mature and become due and payable, and shall be repaid by the Borrower, in a single installment on the Term Loan Maturity Date.

Section 6.    Prepayments Permitted. The Borrower may prepay the Term Loan in whole or in part on or after October 1, 2015, provided that (i) any prepayment shall be made only on an Interest Payment Date and in an amount of not less than $500,000.00 and (ii) the Borrower shall have given the Lender at least five (5) Business Days prior written notice of such prepayment, which notice shall be irrevocable, and shall obligate the Borrower to make such prepayment on the date indicated in such notice. To the extent any permitted prepayments shall be made hereunder, such prepayments shall be applied (i) first, to any outstanding fees, costs or expenses, (ii) second, to any accrued but unpaid interest, and (iii) third, to principal payments coming due in the inverse order of maturity. Amounts repaid shall not be reborrowed. The Borrower shall at the time of each prepayment pay all accrued interest on the principal amount being prepaid and the Lender's costs, expenses and losses incurred by reason of such prepayment, as provided in Sections 8 of this Agreement.

Section 7.    Payments by the Borrower.

(a)    Time, Place and Manner. All payments due to the Lender under this Agreement shall be made to the Lender, or to such other Person as the Lender may designate, at the Lender's Office or at such other address in the City of New York as the Lender may designate. A payment shall not be deemed to have been made on any day unless such payment has been received at the required place of payment, in Dollars and in funds immediately available, no later than 2:00 p.m. (New York time) on such day.

(b)    No Reductions. All payments due to the Lender under this Agreement, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower hereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set‑off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deduction under Applicable Law.

(c)    Taxes. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to the Lender under this Agreement, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to the Lender (A) such additional amounts as may be necessary so that the net amount received by the Lender with respect to such payment, after withholding or deducting all Taxes required to be withheld or deducted, is equal to the full amount payable under this Agreement and (B) an amount equal to all Taxes payable by the Lender as a result of payments made by the Borrower (whether to a taxing authority or to the Lender) pursuant to this Section 7(c). The Lender shall provide to Borrower on or before Disbursement Date (and from time to time thereafter at the reasonable request of the Borrower) executed copies of IRS Form W-8ECI, and should the Lender choose to book the Term Loan at an office outside the United States, it shall provide to the Borrower written evidence, reasonably acceptable to the Borrower, that payments made by the Borrower in respect to the Term Loan shall not be subject to any of the foregoing Taxes.

(d)    Modification of Payment Dates. Unless otherwise specified in this Agreement, whenever any payment to the Lender under this Agreement shall be due (otherwise than by reason of acceleration) on a day that is not a Business Day, the date of payment thereof shall be the immediately succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension; provided, that, if such immediately succeeding Business Day shall fall in the next calendar month, then the date of payment thereof shall be the immediately preceding Business Day.

        (e)    Authorization to Charge Accounts. The Borrower hereby authorizes the Lender, if and to the extent that any payment due the Lender hereunder is not otherwise made when due, to charge any amount so due against any or all of the accounts of the Borrower with Lender or any of its Affiliates (as if the Lender and its Affiliates were one and the same entity), with the Borrower remaining liable for any deficiency.

Section 8.    Funding Losses; LIBOR Funding.

(a)    The Borrower shall pay to the Lender, upon request, such amounts as the Lender determines are necessary to compensate it for any loss, cost or expense whatsoever incurred by it as a result of (i) any payment of principal or interest due on the Term Loan on a date other than the Term Loan Maturity Date or an Interest Payment Date, as the case may be (by reason of the occurrence of an Event of Default, the amendment of this Agreement or otherwise), (ii) any other payment in respect of the Term Loan not being made, for any reason, on the due date therefor (by reason of the occurrence of an Event of Default or otherwise), or (iii) the Term Loan for any reason not being accepted or not being made on the Disbursement Date whether by reason of failure of a condition set forth in Section 11 or otherwise. Without limiting the generality of the foregoing, but without duplication, the Lender may at its election demand compensation on account of any losses, costs or expenses of any kind arising out of any termination of, or any other circumstance relating to, any swap, swaption, cap, collar, option or other derivative product or other arrangement of any kind entered into by the Lender which is in any way connected or related to arranging, making available or maintaining the funding for the Term Loan, this Agreement or the Term Loan Note.

(b)    Anything in this Agreement to the contrary notwithstanding, if the Lender determines (which determination shall be binding and conclusive) that quotations of interest rates for the relevant deposits in the definition of LIBOR in Section 1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rates of interest for the Term Loan, then the Lender shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lender shall be under no obligation to maintain the Term Loan as a LIBOR-based loan, and the Lender and the Borrower shall agree forthwith to on another mutually acceptable base rate.

Section 9.    Evidence of Indebtedness. The Term Loan and the Borrower's obligation to repay the Term Loan with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Lender and the Term Loan Note. The records of the Lender shall be prima facie evidence of the Term Loan and all payments made in respect thereof.

Section 10.    Representations and Warranties of the Borrower. In order to induce the Lender to enter into this Agreement and to make the Term Loan, the Borrower hereby represents and warrants the following to the Lender as of the Agreement Date:

(a)    The Borrower (i) has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, and (ii) has the requisite organization power and authority to execute and deliver this Agreement and the Term Loan Note, to perform its obligations hereunder and thereunder and to own its properties and conduct its business as currently owned and conducted.

(b)    The Borrower is not in violation of its by‑laws or article of association or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement or lease to which the Borrower is a party or by which it may be bound. The execution and delivery of this Agreement and the Term Loan Note and the incurrence of the obligations and the consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under, the article of association or by‑laws of the Borrower or any material contractual restriction, instrument, indenture, mortgage, agreement or lease to which the Borrower is a party or by which it may be bound, or any law, administrative rule or regulation or court decree.

(c)    This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

(d)    The Term Loan Note has been duly authorized for execution and delivery as contemplated by this Agreement and, when executed and delivered, will constitute a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

(e)    No consent, approval, authorization, order, registration or qualification of or with any court, any regulatory authority or other governmental agency or body is required for the execution or delivery of this Agreement or the Term Loan Note by the Borrower or for the consummation of the other transactions contemplated by this Agreement or the Term Loan Note.

(f)    There are no legal or governmental proceedings pending to which the Borrower is a party or to which any property of the Borrower is subject, other than litigation which in each case will not have a Materially Adverse Effect on the Borrower, and, to the best of the Borrower's knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or others.

(g)    The Borrower has filed or caused to be filed all Tax returns due on or before the Agreement Date which are required to be filed and has paid all Taxes shown to be due and payable on such returns or on any assessments made against them (other than those being contested in good faith) and, to the best of the Borrower's knowledge after due inquiry, no Tax Liens have been filed and no claims are being asserted with respect to such Taxes which are not reflected in the financial statements referred to in Section 12(c) hereof, which, if adversely determined, would, in the aggregate, have a Materially Adverse Effect on the value of the total enterprise represented by the Borrower.

(h)    No fact or circumstance, to the best of the Borrower's knowledge after due inquiry, either alone or in conjunction with all other such facts and circumstances, has had or might in the future have (so far as the Borrower can foresee) a Materially Adverse Effect on the Borrower, this Agreement or the Term Loan Note.

(i)    The Borrower is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j)    The Borrower is currently in compliance with all Applicable Laws (including, without limitation, Anti-Terrorism Laws, Anti-Corruption Laws, ERISA and Environmental Laws), the non-compliance with which would have a Materially Adverse Effect on the Borrower, this Agreement or the Term Loan Note.

(k)    The Parent is the legal and beneficial owner of a majority interest, directly or indirectly, of each and every type and class (voting and nonvoting) of all outstanding shares and other equity interests (including all rights to acquire shares and other equity interests) of the Borrower.

(l)    None of the Borrower, any Subsidiary or any of their respective directors, officers or employees, or any agent of the Borrower or any Subsidiary acting on their behalf in connection with, or benefitting from, the loan facility established hereby, is a Sanctioned Person. No Term Loan, use of proceeds or other transaction contemplated by this Agreement, any Term Loan Note, or any other documents to be executed in connection with this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

Section 11.    Conditions Precedent.

(a)The obligation of the Lender to enter into this Agreement is subject to receipt by the Lender, in form and substance satisfactory to the Lender, of the following, if requested:

(i)    duly executed originals of this Agreement and the Term Loan Note;
(ii)    evidence of the Borrower's authority to borrow from the Lender;
(iii)    an officer's certificate as to the signature and incumbency of the officers of the Borrower executing this Agreement and the Term Loan Note;
(iv)    certified copies of the Borrower's articles of association and by-laws, together with any amendments thereto;
(v)    certificate of good-standing of the Borrower; and
(vi)    an opinion of counsel to the Borrower, if requested by the Lender.

(b)    In addition, the obligation of the Lender to make the Term Loan on the Disbursement Date is subject to satisfaction of the following conditions:

(i)    each representation and warranty contained in Section 10 hereof shall be true and correct in all material respects at and as of the Disbursement Date;
(ii)    no Event of Default shall have occurred and be continuing under any of the agreements between the Lender and the Borrower or this Agreement as of the Disbursement Date; and
(iii)    there shall not have occurred any material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower, and the Subsidiaries, taken as a whole.

Section 12.    Additional Covenants of the Borrower. From the date hereof and until all amounts due hereunder are indefeasibly repaid in full:

(a)    Nothing contained in this Agreement shall prevent any consolidation or merger of the Borrower with any other corporation or successive consolidations or mergers in which the Borrower or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Borrower as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Borrower hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Borrower or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in Default in the performance or observance of any of the terms, covenants and conditions of this Agreement or the Term Loan Note to be observed or performed by the Borrower; and (ii) the corporation formed by or surviving any such consolidation or merger (unless the Borrower), or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on, the Term Loan Note and the other obligations of the Borrower under this Agreement. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Agreement and the Term Loan Note to be performed or observed by the Borrower, such successor corporation shall succeed to and be substituted for the Borrower with the same effect as if it had been named in this Agreement and the Term Loan Note as the Borrower and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Agreement and the Term Loan Note and may be liquidated and dissolved.
(b)    The Borrower shall submit to the Lender such information respecting the Borrower or any Subsidiary of the Borrower as the Lender may from time to time reasonably request.
(c)    The Borrower will: (i) obtain promptly at any time and from time to time and will maintain such licenses, consents, registrations and authorizations as may be required under Applicable Law to enable the Borrower to perform its obligations under this Agreement and the Term Loan Note and will promptly furnish the Lender with such evidence thereof as the Lender may request from time to time; (ii) preserve and maintain its national banking association existence, preserve and maintain in good repair, working order and condition all properties required for the conduct of its business and comply in all material respects with all Applicable Law (including Anti-Corruption Laws, Anti-Terrorism Laws, ERISA and Environmental Laws); and (iii) maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by the Lender.
(d)    The Borrower will compensate the Lender for any loss, cost or expense resulting from the imposition by any government, governmental or regulatory agency or authority or court of reserve requirements, additional reserve or liquidity requirements, special deposit requirements, capital adequacy requirements, insurance charges, taxes or other assessments or charges (whether or not having the force of law) with respect to the Term Loan or the Term Loan Note (or with respect to any deposits or other funds acquired to fund the Term Loan, any other requirement or condition with respect to the Term Loan or the Term Loan Note, or any such deposits or other funds), the result of which shall be to (i) increase the cost to the Lender of the Term Loan or the transactions contemplated hereunder, or (ii) reduce the amount of any sum received or receivable by the Lender with respect to the Term Loan or the return to be earned by the Lender on the Term Loan. For the avoidance of doubt, the foregoing sentence shall apply to all requests, rules, guidelines or directives concerning capital adequacy issued in connection with the Dodd-Frank

Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Lender for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, regardless of the date adopted, issued, promulgated, or implemented.
(e)    The Borrower agrees that the Term Loan, this Agreement and the Term Loan Note will at all times constitute the direct, binding and enforceable obligations of the Borrower.
(f)    Immediately upon becoming aware of the existence of any condition or event which constitutes a Default hereunder or which could have a Materially Adverse Effect on the Borrower, this Agreement or the Term Loan Note, the Borrower will provide written notice to the Lender specifying the nature and period of existence thereof and the action the Borrower is taking or proposes to take with respect thereto.
(g)    The Borrower will use the proceeds of the Term Loan only for general purposes including working capital of the Borrower.
Section 13.    Event of Default.
In the case of an Event of Default occurring and continuing, the Lender may declare all amounts of principal outstanding under the Term Loan and the Term Loan Note to be forthwith due and payable, together with accrued interest and any and all other amounts payable or owing hereunder, whereupon the same shall become forthwith due and payable, without further demand, presentment, notice of dishonor, protest, notice of protest or other notice whatsoever, all of which are expressly waived by the Borrower. Upon the occurrence of an Event of Default, the Lender shall also have the right to terminate in its sole discretion any and all related swap, swaption, option, cap, collar and other derivative product arrangements of any kind entered into by the Lender in order to provide funding under this Agreement.
    Section 14.    Illegality.

If, after the date of this Agreement, the adoption of any Applicable Law, any change therein or any change in the interpretation or administration thereof by any government, governmental agency or authority, court, tribunal, central bank or other comparable body charged with the interpretation or administration thereof or compliance by the Lender with any interpretation, request, guideline or directive (whether or not having the force of law) of any such government, governmental agency or authority, court, tribunal, central bank or other comparable body shall make it unlawful or impossible for the Lender to maintain the Term Loan, then the Lender shall so notify the Borrower and the Term Loan shall become due and payable immediately upon the Borrower's receipt of such notice (or on such earlier date as may be required by such Applicable Law, interpretation, guideline, request or directive).

Section 15.    Governing Law.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflicts of law principles. The Borrower irrevocably agrees that any Credit Agreement Related Claim may be brought in any Federal or New York State Court located in the City of New York and, by the execution and delivery of this Agreement, the Borrower hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally, with respect to any such action or proceedings for itself and in respect of its property, assets and revenues. The Borrower hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding brought in such court has been brought in an inconvenient forum. The Borrower further irrevocably consents to service of process out of said courts by mailing a copy thereof, by registered or certified mail, postage prepaid, to itself, and irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of such service in any legal action or proceeding brought in accordance herewith. The Borrower irrevocably waives, in any legal action or proceeding in any jurisdiction (whether for an injunction, specific performance, damages or otherwise), any right or claim of immunity of any kind with respect to itself or its assets including, without limitation, from attachment or execution of judgment, and the Borrower irrevocably agrees that it and its assets are and shall be subject to any legal action or proceeding, attachment or execution in respect to its obligations under this Agreement and the Term Loan Note. The Borrower hereby irrevocably agrees that the Lender shall not be liable for, and the Borrower waives and agrees not to seek any special, indirect or consequential damages arising out of any claim related to this Agreement, the Term Loan Note or any advance. THE BORROWER AND THE LENDER EACH HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING ANY CREDIT AGREEMENT RELATED CLAIM.

Section 16.    Miscellaneous.

(a)    The Borrower shall, on demand, pay or reimburse the Lender for all fees, costs and expenses (including fees and disbursements of legal counsel and other experts employed or retained by the Lender) incurred, and all payments made, and indemnify and hold the Lender harmless from and against all losses suffered, by the Lender in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) this Agreement and the Term Loan Note and (B) whether or not executed, any waiver, amendment or consent under or to this Agreement or the Term Loan Note, (ii) the administration of and any operations under this Agreement, (iii) consulting with respect to any matter in any way arising out of, related to, or connected with, this Agreement or the Term Loan Note including (A) the protection, preservation, exercise or enforcement by the Lender of any of its rights under or related to this Agreement, or the Term Loan Note or (B) the performance by the Lender of any of its obligations under or related to this Agreement or the Term Loan Note, (iv) protecting, preserving, exercising or enforcing any of the rights of the Lender under or related to this Agreement or the Term Loan Note, (v) any Credit

Agreement Related Claim (whether asserted by the Lender or the Borrower or any other Person and whether asserted before or after the Term Loan Maturity Date), and the prosecution or defense thereof, or (vi) any governmental investigation arising out of, related to, or in any way connected with, this Agreement, the Term Loan Note or the relationship established hereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by the Lender to the extent such loss is determined by a judgment of a court referred to in the second sentence Section 15 hereof that is binding on the Borrower and the Lender, final and not subject to review on appeal, to be the result of acts or omissions on the part of the Lender constituting (x) willful misconduct or (y) gross negligence.

(b)    Any notice or communication required to be delivered under this Agreement, or any agreement or instrument required to be delivered hereunder (the "Notices") shall be in writing and shall be sent by registered or certified U.S. mail (postage prepaid and return receipt requested) by a reliable hand‑delivery or overnight courier service, by email (in a .pdf or similar file), or by telecopier, to be confirmed immediately by sending the original documentation by registered or certified U.S. mail or by a reliable hand‑delivery or overnight courier service or by email. Notwithstanding the foregoing sentence, Notices may be given by telephone if confirmed in writing within twenty‑four (24) hours by sending a written version thereof by a reliable hand‑delivery or overnight courier service. In the event of a discrepancy between any telephonic Notice and any written confirmation thereof, such written confirmation shall be deemed effective notice except to the extent that the Lender has acted in reliance on such telephonic Notice. All Notices shall be delivered or otherwise conveyed to the parties at their respective addresses and telephone and telecopier numbers as follows: (i) if to the Borrower, at MUFG Union Bank, N.A., 400 California Street, 15th Floor, San Francisco, California 94104, Attention: Mr. Doug Lambert, Telephone:(415)-765-3180, Email:doug.lambert@unionbank.com and (ii) if to the Lender, at The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1251 Avenue of the Americas, 15th Floor, New York, New York 10020-1104, Attention: Mr. Tsuyoshi Yoshida, Asian Corporate Banking (East), Telephone: (212) 782‑4133, Telecopier: (212) 782-6437, Email:tsyoshida@us.mufg.jp. Except as otherwise expressly set forth herein, all Notices shall be effective as against the Lender and the Borrower only upon the receipt thereof.

(c)    No modification or waiver of any provision of this Agreement, the Term Loan Note or any other instrument or agreement required hereunder, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then in each such event such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall, of itself, entitle the Borrower to any other or further notice or demand in similar or other circumstances.

(d)    The terms and provisions of this Agreement and the Term Loan Note shall be binding upon, and the benefits thereof shall inure to, the parties hereto and their respective successors and assigns; provided, however, that the Borrower shall not assign any interest in this

Agreement, the Term Loan Note, the Term Loan or any of the Borrower's rights, duties or obligations hereunder or thereunder without the prior written consent of the Lender. The Lender may assign, pledge or otherwise transfer any or all of its interests, rights, and/or obligations in, or arising under this Agreement, the Term Loan Note or the Term Loan and any credit support or security instrument executed in connection therewith and may grant or assign to any person any participation interest in this Agreement, the Term Loan Note or the Term Loan, with consent from the Borrower, which consent shall not be unreasonably withheld; provided that no such consent is required (i) if an Event of Default exists and is continuing; or (ii) in the case of an assignment to an Affiliate of the Lender. Provided that the Lender shall insure that each such participant or assignee or successor thereto, shall provide the Borrower written evidence, reasonably acceptable to the Borrower, that payments made by the Borrower to any such Party in respect to the Term Loan shall not be subject to any of the Taxes referred to in Section 7(c), and any such Party shall be deemed to agree to this provision.

(e)    No delay or omission to exercise any right, power, or remedy accruing to the Lender upon any breach or default of the Borrower under this Agreement or any instrument or agreement required hereunder shall impair any such right, power, or remedy of the Lender, nor shall it be considered to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; and no waiver by the Lender of any single breach or default shall be deemed a waiver of any other breach or default theretofore and thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of the Lender of any breach or default under this Agreement or the Term Loan Note or any waiver on the part of the Lender of any provision or condition of this Agreement or the Term Loan Note must be in writing specifically set forth. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy either under this Agreement, the Term Loan Note or by law or otherwise afforded to the Lender, shall be cumulative and not alternative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

(f)    Nothing in this Agreement shall be deemed a waiver or prohibition of the Lender's rights of banker's lien or setoff.

(g)    This Agreement may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and but all of which taken together shall constitute one and the same Agreement.

(h)    The Borrower recognizes that the Lender or any subsequent holder of the Term Loan Note may grant or assign a participation interest in the Term Loan and the Term Loan Note upon such terms and conditions as the Lender may determine subject to Section 16(d).

(i)    The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

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IN WITNESS WHEREOF, the Borrower and the Lender, acting through their duly authorized representatives, have caused this Credit Agreement to be duly executed in duplicate counterparts in the English language and signed in their respective names the day and year first above written.

MUFG UNION BANK, N.A.

By: ____________________________________________
Name:
            Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: ____________________________________________
        Name:
Title:

Exhibit A to
Credit Agreement

TERM LOAN PROMISSORY NOTE

$1,000,000,000.00	New York, New York
August 25, 2015

FOR VALUE RECEIVED, the undersigned MUFG UNION BANK, N.A., a national banking association, duly organized and existing under the laws of the jurisdiction of its organization (the "Borrower"), by this term loan promissory note (this "Note"), unconditionally promises to pay to the order of THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (the "Lender") at 1251 Avenue of the Americas, 15th Floor, New York, New York 10020, or at such other branch or office as the Lender may designate in writing, the principal sum of One Billion United States Dollars (U.S.$1,000,000,000.00) in immediately available funds in accordance with the terms of the Credit Agreement described below.

The Borrower shall pay interest from the Disbursement Date on the unpaid principal amount outstanding hereunder from time to time in like money at the per annum rates set forth in the Credit Agreement. Interest accrued hereon shall be payable on each respective Interest Payment Date. Interest shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

This Note is issued pursuant to, and evidences the Term Loan made under, the terms of that certain Credit Agreement dated as of August 25, 2015 between the Borrower and the Lender, as the same may be amended from time to time (the "Credit Agreement"). Capitalized, defined terms not defined herein shall have the meanings ascribed to them in the Credit Agreement. The holder hereof is entitled to the full benefit of all of the provisions thereof including, without limitation, the provisions for acceleration and maturity of the Term Loan.

Notwithstanding the foregoing, any principal of or interest on the Term Loan which is unpaid when due (whether by acceleration or otherwise) shall bear interest from the date of default to the date of actual payment (before as well as after judgment) at the Post-Default Rate. In any event the rate of interest under this Note shall not at any time exceed the Maximum Permissible Rate.

Both principal and interest shall be payable in Dollars in immediately available funds to the Lender at 1251 Avenue of the Americas, 15th Floor, New York, New York 10020, or at such other branch or office as the Lender may designate in writing. Except as otherwise provided in the Credit Agreement, all amounts payable in respect of this Note shall be paid free and clear of any set-off, counterclaim or other deduction or withholding and free and clear of all taxes, duties and imposts (including withholding or retention taxes) which may be levied by any country or any political subdivision thereof, except such as are levied by the United States of America or the State or City of New York or any political subdivision or entity thereof and are measured by the income of the Lender.

Presentment, demand, protest, notice of dishonor and other notice of any kind are hereby expressly waived.

This Note is deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the internal laws of said jurisdiction without regard to conflicts of law principles.

IN WITNESS WHEREOF, the undersigned corporation has caused this Note to be duly executed and delivered on its behalf on the date first above written.

MUFG UNION BANK, N.A.

By:_________________________________________
Name:
Title: